Exhibit 99.1

Excel Business Solutions, Inc.
A Development Stage Company
December 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Excel Business Solutions, Inc.
4010 Dupont Circle
Suite 482
Louisville, Kentucky 40207

We have audited the accompanying balance sheets of Excel Business Solutions, Inc. (a Delaware corporation) (A Development Stage Company) as of December 31, 2012, and the related statements of operations, stockholders’ equity and cash flows for the period November 8, 2012 (date of inception) to December 31, 2012.  Excel Business Solution, Inc.’s management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Excel Business Solutions, Inc. as of December 31, 2012, and the results of its operations and its cash flows for the period from November 8, 2012 (date of inception) to December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

Certified Public Accountants

Philadelphia, Pennsylvania

January 7, 2013

1.

Excel Business Solutions, Inc.
(A Development Stage Company)
Balance Sheet
December 31, 2012

ASSETS

CURRENT ASSETS
Cash	$100
Total assets	100

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	368
Accrued expenses	3,000
Advance due to shareholders	17,500

Total current liabilities	20,868

STOCKHOLDERS’ EQUITY
Common stock, no par value, 1,000 shares
authorized, 1,000 issued and outstanding	100

Deficit accumulated during the development stage	(20,868)

Total stockholders’ equity	(20,768)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$100

See accompanying notes and accountant’s report.

2.

Excel Business Solutions, Inc.
(A Development Stage Company)
Statement of Operations
From November 8, 2012 (Date of Inception) to December 31, 2012

Revenue – net	$

Cost of sales

Gross profit

Expenses
Legal fees		17,500
Accounting fees		3,000
Miscellaneous fees		368

Total expenses		20,868

Net loss before income taxes		(20,868)

Income Taxes
Current
Deferred

Total income taxes

Net (Loss)		$(20,868)

(Loss) per basic share		$(20.87)

Weighted average shares
Outstanding
Basic		1,000

See accompanying notes and accountant’s report.

3.

Excel Business Solutions, Inc.
(A Development Stage Company)
Statement of Stockholders’ Equity
From November 8, 2012 (Date of Inception) to December 31, 2012

	Preferred Stock		Common Stock			Deficit Accumulated During the Development
	Shares	Amount	Shares	Amount		Stage

Balance, November 13, 2010		$		$		$

Issuance of common stock for
cash at $0.10 per share			1,000		100

Net loss from inception on
November 8, 2012 to
December 31, 2012						(20,868)

Balance, December 31, 2012		$	1,000		$100	$(20,868)

See accompanying notes and accountant’s report.

4.

Excel Business Solutions, Inc.
(A Development Stage Company)
Statement of Cash Flows
From November 8, 2012 (Date of Inception) to December 31, 2012

Increase (Decrease) in Cash and Cash Equivalents

CASH FLOWS FROM OPERATING ACTIVITIES

Net (loss)	$(20,868)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Accounts payable	368
Accrued expenses	3,000

Net cash used in operating activities	(17,500)

CASH FLOWS FROM FINANCING ACTIVITIES

Issuance of common stock	100
Proceeds from advance due to shareholders	17,500

Net cash provided by financing activities	17,600

NET INCREASE IN CASH	100
Cash and cash equivalents, beginning of period	-0-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$100

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the period for interest	$-0-
Cash paid during the period for taxes	$-0-

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES

For the period ended December 31, 2012	NONE

See accompanying notes and accountant's report.

5.

Excel Business Solutions, Inc.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2012

1.     ORGANIZATION AND OPERATIONS

Excel Business Solutions, Inc. (the “Company”) was organized November 8, 2012 as a Delaware corporation.

Currently, the Company is considered a development stage company as defined by FASB ASC 915-205-45-6.  The Company intends to acquire, develop and manage merchant accounts.  The Company’s objective is to develop a diversified portfolio and then organically growing the existing portfolio.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Date of Management’s Review of Subsequent Events

Subsequent events were considered through January 7, 2013, which is the date the financialstatements were available to be issued.

Accounting Method

The Company’s financial statements are prepared on the accrual method of accounting.

Revenue Recognition

The Company’s revenue consists of fees from servicing merchant accounts.

Loss Per Share

Basic net loss per share is computed by dividing net loss available for common stock by the weighted average number of common shares outstanding during the period.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

6.

Excel Business Solutions, Inc.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2012

3.    RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU 2011-12, Comprehensive Income (Topic 220):  The amendments in this update supercede certain pending paragraphs in ASU-2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, to effectively defer only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income.  The amendments will be temporary to allow the Board time to deliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements for public, private and nonprofit entities.  The amendments in this update are effective for public entities for fiscal years, and interim annual periods within those years, beginning after December 15, 2011 consistent with ASU 2011-05.  The Company does not anticipate any material impact to the financial statements related to this guidance.

In December 2011, the FASB issued ASU 2011-11, Balance Sheet, Disclosure about Offsetting Assets and Liabilities (Topic 210): The objective of this update is to provide enhanced disclosures that will enable users of its financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position.  This includes the effect or potential effect of rights of setoff associated with an entity’s recognized assets and recognized liabilities within the scope of this Update.  The amendments require enhancement disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they offset in accordance with either Section 210-20-45 or Sections 815-10-45.  These amendments are effective for annual period beginning on or after January 3, 2013, and interim periods within those annual periods.  An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented.  The Company does not anticipate any material impact to the financial statements related to this guidance.

In December 2011, the FASB issued ASU 2011-10, Property, Plant and Equipment (Topic 360): The objective of this update is to resolve the diversity in practice about whether the guidance in the Subtopic 360-20, Property, Plant and Equipment – Real Estate Sales, applies to a parent that ceases to have a controlling financial interest (as described in Subtopic 810-10 Consolidation – Overall) in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt.  This update does not address whether the guidance in Subtopic 360-20 would apply to other circumstances when parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate.  An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The Company does not anticipate any material impact to the financial statements related to this guidance.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income.  This ASU amends the FASB Accounting Standards Codification (Codification) to allow an entity the option to present the total of comprehensive income, the

7.

Excel Business Solutions, Inc.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2012

3.     RECENT ACCOUNTING PRONOUNCEMENTS  (Continued)

components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income.  ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholder’s equity.  The amendments to the Codification in the ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.  ASU 2011-05 should be applied retrospectively.  For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011.  The Company does not anticipate any material impact to the financial statements related to this guidance.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement (Topic 820) and Disclosure Requirement in U.S. GAAP and IFRSs.  This ASU represents the converged guidance of the FASB and the IASB (the “Boards”) on fair value measurement.  The collective efforts of the Boards and their staff, reflected in ASU 2011-04, have resulted in common requirements for measuring fair value and for disclosing information about fair value measurement, including a consistent meaning of the term “fair value”.  The Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS.  The amendments in this update apply to all reporting entities that are required or permitted to measure or disclose the fair value of an asset, a liability, or an instrument classified in a reporting entity’s shareholders’ equity in the financial statements.  The amendments in this ASU are to be applied prospectively.  For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011.  The Company does not anticipate any material impact to the financial statements related to this guidance.

In April 2011, the FASB issued ASU 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.  The ASU is intended to improve financial reporting of repurchase agreements (“repos”) and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity.  The amendments to the Codification in this ASU are intended to improve the accounting for these transactions by removing from the assessment of effective control the criterion requiring the transferor to have the ability to purchase or redeem the financial assets.  The amendments in this update apply to all entities, both public and nonpublic.  This ASU is effective for the first interim or annual periods beginning on or after December 15, 2011.  The guidance should be applies prospectively to transactions or modification of existing transactions that occur on or after the effective date.  Early adoption is not permitted.  The Company does not anticipate any material impact to the consolidated financial statements related to this guidance.

8.

Excel Business Solutions, Inc.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2012

4.     FAIR VALUE MEASUREMENT

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

The Company utilizes a valuation hierarchy for disclosure of the inputs to the valuations used to measure fair value.  This hierarchy prioritizes the inputs into three broad levels as follows.  Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.  Level 2 inputs are quoted prices for similar assets and liabilities in active markets or inputs that are observable for the asset or liability, either directly or indirectly through market corroboration, for substantially the full term of the financial instrument.  Level 3 inputs are unobservable inputs based on the company’s own assumptions used to measure assets and liabilities at fair value.  A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

The methods and assumptions used to estimate the fair values of each class of financial instruments are as follows:

Cash, Accounts Payable, Accrued Expenses and Advances Due to Shareholders

The items are generally short-term in nature, and accordingly, the carrying amounts reported in the consolidated statements of financial condition are reasonable approximations of their fair values.

5.     INCOME TAXES

The Company accounts for income taxes in accordance with FASB Accounting Standards Codification Topic 740 which requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.

6.     STOCKHOLDERS' EQUITY

At December 31, 2012, the Company had 1,000 shares of common stock authorized no par value.

7.     LOSS PER SHARE

Loss per share is based on the weighted average number of common shares.  Dilutive loss per share was not presented, as the Company as of December 31, 2012 issued no options and no warrants which  would have had an antidilutive effect on earnings.

9.

Excel Business Solutions, Inc.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2012

7.     LOSS PER SHARE  (Continued)

Loss from continuing operations available to common stockholders	(20,868)

Weighted average number of common shares outstanding used in earnings per share during the period	1,000

Loss per common share	(20.87)

8.     MERCHANT-BASE FINANCING

The Company has entered into a non-binding letter of intent to enter into a merchant-base financing agreement with borrowings up to $20,000,000 with RBL Capital Group, LLC at a rate to be determined by lender when funds are borrowed. The merchant-base financing agreement would be collateralized by a signed guarantee from all owners of Excel Business Solutions, Inc. and a perfected security interest in all tangible and intangible assets of the Company.

9.     ADVANCE DUE TO SHAREHOLDERS

The advance due to shareholders consists of a non-interest bearing unsecured advance of $17,500 at December 31, 2012.

10.   RELATED PARTY TRANSACTIONS

The Company has entered into a non-binding letter of intent to enter into a merchant-base financing agreement (see Note 8) with a company which is an affiliate of shareholders of Excel Business Solutions, Inc.

10.